		Exhibit 99 (a)
MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS HSBC Home Equity Loan Trust 2005-1

	Payment Number	9
	Beginning Date of Collection Period	01-Feb-06
	End Date of Collection Period	28-Feb-06
	Payment Date	20-Mar-06
	Previous Payment Date	21-Feb-06

	Funds Disbursement
	Collected Funds	25,849,017.83
	Available Payment Amount	25,849,017.83
	Principal Collections	20,688,897.15
	Net Interest Collections	5,160,120.68
	Principal recoveries	-
	Servicing fee	358,170.98
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	25,849,017.83
	Interest Paid to Notes	2,294,332.96
	Principal Paid to Notes	20,693,347.15
	Ownership Interest - pursuant to Section 5.01 (a) (xiii)	2,503,166.74
	Servicing Fee (to Master Servicer )	358,170.98

	Pool Balance
	Beginning Pool Balance	859,610,340.72
	Principal Collections (including repurchases)	20,688,897.15
	Additional Principal Reduction Amount	4,450.00
	Ending Pool Balance	838,916,993.57

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	7.20%
	Loss rate (net of principal recoveries; % of beginning balance)	0.01%
	Net yield	7.20%
	Realized Losses	4,450.00
	Cumulative Realized Losses	143,211.80
	Cumulative Loss Percentage	0.01%
	Delinquent Loans:
	One payment principal balance of loans	7,539,627.74
	One payment number of loans	69
	Two payments principal balance of loans	1,282,161.91
	Two payments number of loans	12
	Three-payments plus principal balance of loans	5,517,050.10
	Three-payments plus number of loans	48
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.81%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.67%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or susbstituted pursuant to Section 2.04	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04	-
	Number of loans purchased or susbstituted pursuant to Section 3.01	-
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	7,012
	Number outstanding end of period	6,869
	Principal balance of all REO as of the end of the Collection Period	78,197.86
	Number of loans that went into REO during the Collection Period	1
	Principal balance of loans that went into REO during the Collection Period	0.00
	Unpaid Servicing Fee from previous Collection Periods

	Overcollateralization
	Begin OC Amount	236,935,369.61
	OC Release Amount	0.00
	Extra Principal Payment Amount	-
	Class A Extra Principal Payment Amount Paid	-
	Class M Extra Principal Payment Amount Paid	-
	End OC Amount	236,935,369.61

	Target OC Amount	236,935,369.61
	Interim OC Amount	236,935,369.61
	Interim OC Deficiency	-

	Monthly Excess Cashflow	2,503,166.74
	Principal Payment Amount	20,688,897.15
	Class A Principal Payment Amount	16,132,769.01
	Class M Principal Payment Amount	4,556,128.14
	Principal Collections	20,688,897.15
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	65.51%
	EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

	Interest Calculations
	1 month LIBOR	4.57000%
	Class A Formula Rate (1-mo. Libor plus 29 bps)	4.86000%
	Class A Note Rate	4.86000%
	Class M Formula Rate (1-mo. Libor plus 53 bps)	5.10000%
	Class M Note Rate	5.10000%
	Available Funds Cap	8.22444%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	24.991019
	2. Principal Payment per $1,000	22.520920
	3. Interest Payment per $1,000	2.470099

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	4.86000%
	2. Days in Accrual Period	27

	3. Class A Interest Due	1,769,825.78
	4. Class A Interest Paid	1,769,825.78
	5. Class A Interest Carry Forward Amount Paid	-
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	485,548,910.92
	2. Class A Principal Due	16,136,239.03
	3. Class A Principal Paid	16,136,239.03
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	469,412,671.89

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.6551468
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.5595460

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	25.112999
	2. Principal Payment per $1,000	22.520920
	3. Interest Payment per $1,000	2.592079

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	5.10000%
	2. Days in Accrual Period	27

	3. Class M Interest Due	524,507.18
	4. Class M Interest Paid	524,507.18
	5. Class M Interest Carry Forward Amount Paid	-
	6. Class M Supplemental Interest Amount Paid	-

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	137,126,060.19
	2. Class M Principal Due	4,557,108.12
	3. Class M Principal Paid	4,557,108.12
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	132,568,952.07

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.6551468
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1580239

	HSBC FINANCE CORPORATION HSBC HOME EQUITY LOAN TRUST 2005-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of June 29, 2005 (the "Sales and Servicing Agreement"), by and among HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer, JPMorgan Chase Bank, N.A., as Indenture Trustee, HSBC Bank USA, National Association, as Administrator, and HSBC Home Equity Loan Trust 2005-1, the Trust, does hereby certify with respect to the information set forth below as follows:

1.	Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2.	HSBC Finance Corporation is, as of the date hereof, the Master Servicer under the Sales and Servicing Agreement.

3.	The undersigned is a Servicing Officer.

4.	This Certificate relates to the Payment Date occurring on March 20, 2006.

5.

As of the date hereof, to the best knowledge of the undersigned, the Master Servicer has performed in all material respect all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6.	As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 16th day of March, 2006.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer